January 29, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Mary.Nguyen@etrade.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 15, 2002
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)	              File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c).	Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            January 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 January 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            January 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 January 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          January 29, 2003



By:             /s/ Richard C. Goldman
Title:         Vice President

EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:               10-Jan-03
Determination Date:            14-Jan-03
Monthly Payment Date:          15-Jan-03
Collection Period Ending:      31-Dec-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               11,077,939.41
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    108,889.12
    Current Monthly Interest Shortfall/Excess                                                                         -18,641.68
    Recoup of Collection Expenses                                                                                      -8,884.09
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   11,159,302.76

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    2,515,554.50
    Amount of Interest Payments Received During the Collection Period                                               2,534,196.18
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -18,641.68

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             7,500,025.52
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               7,500,025.52
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 7,317.79
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                 -7,317.79
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)            7,500,025.52
    Total Ending Reserve Balance                                                                                    7,500,025.52
IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      2,534,196.18
    Scheduled Principal Payments Received                                                                           2,871,275.56
    Principal Prepayments Received                                                                                  5,672,467.67
    Total Interest and Principal Payments Received                                                                 11,077,939.41

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   119,621.73
    minus  Reasonable Expenses                                                                                         10,732.61
    Net Liquidation Proceeds                                                                                          108,889.12
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     108,889.12

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   11,186,828.53
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  341,940,116.44
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      142,475.05

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  341,940,116.44
    Pool Balance as of the Current Accounting Date                                                                333,048,137.27
    Age of Pool in Months                                                                                                     46

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        338,520,715.28
    Aggregate Note Balance as of Current Accounting Date                                                          329,717,655.90


b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             86                2,849,969.00         0.856%
    60-89 Days Delinquent             37                1,514,908.33         0.455%
    90-119 Days Delinquent            23                1,331,645.70         0.400%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           18                 348,235.94          0.105%
    Cumulative Defaults               883              33,220,697.88         3.322%
    Cumulative Recoveries                              14,318,452.03         1.432%


    Current Month Realized Losses                                                                                     347,735.94
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.035%
    Preceding Realized Losses                                                                                         629,789.50
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.063%
    Second Preceding Realized Losses                                                                                  610,340.83
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.061%
    Cumulative Realized Losses                                                                                     18,902,245.85
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.890%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.33304700
                                                                                                                      0.32971766

a)                                                                                                                    142,475.05
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         337,905.88
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00



                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              69,432,715.28          8,803,059.38     60,629,655.90
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                     88,919.79
                                                                                                                      416,422.94


VIIIPOOL STATISTICS

                                                                                                                           8.83%
                                                                                                                             127


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       10,653,960.03
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                10,655,001.70

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              505,342.73




EX-2

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:               10-Jan-03
Determination Date:            14-Jan-03
Monthly Payment Date:          15-Jan-03
Collection Period Ending:      31-Dec-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                6,758,323.78
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    320,141.14
    Current Monthly Interest Shortfall/Excess                                                                          14,422.23
    Recoup of Collection Expenses                                                                                      42,520.14
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    7,135,407.29

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,373,911.89
    Amount of Interest Payments Received During the Collection Period                                               1,359,489.66
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           14,422.23

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,000,002.18
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              10,948,457.22
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                40,867.81
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                10,677.15
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          10,948,457.22
    Total Ending Reserve Balance                                                                                   11,000,002.18

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,359,489.66
    Scheduled Principal Payments Received                                                                           1,259,706.03
    Principal Prepayments Received                                                                                  4,139,128.09
    Total Interest and Principal Payments Received                                                                  6,758,323.78

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   364,919.60
    minus  Reasonable Expenses                                                                                         44,778.46
    Net Liquidation Proceeds                                                                                          320,141.14
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     320,141.14

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    7,078,464.92
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  199,720,171.34
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       83,216.74

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  199,720,171.34
    Pool Balance as of the Current Accounting Date                                                                193,997,425.81
    Age of Pool in Months                                                                                                     44

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        195,725,767.91
    Aggregate Note Balance as of Current Accounting Date                                                          190,117,477.29

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             49                1,496,734.12         0.772%
    60-89 Days Delinquent             18                 920,952.53          0.475%
    90-119 Days Delinquent             7                 148,938.12          0.077%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            8                 323,911.41          0.167%
    Cumulative Defaults               303              14,715,567.51         2.676%
    Cumulative Recoveries                               6,741,124.43         1.226%


    Current Month Realized Losses                                                                                     323,911.41
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.059%
    Preceding Realized Losses                                                                                         369,149.50
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.067%
    Second Preceding Realized Losses                                                                                  610,340.83
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.111%
    Cumulative Realized Losses                                                                                      7,974,443.08
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.450%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.35272252
                                                                                                                      0.34566814

a)                                                                                                                    118,094.26
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         106,018.80
    Class A-4                                                                                                         357,517.80
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67


                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              20,519,767.91          5,608,290.62     14,911,477.29
    Class A-4                                                              66,207,000.00                  0.00     66,207,000.00
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                    114,454.91
                                                                                                                      200,992.78


VIIIPOOL STATISTICS

                                                                                                                           8.31%
                                                                                                                             149


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        6,860,827.41
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                 6,861,869.08

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              274,579.88




EX-3

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:               10-Jan-03
Determination Date:            14-Jan-03
Monthly Payment Date:          15-Jan-03
Collection Period Ending:      31-Dec-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                5,240,213.47
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     62,851.09
    Current Monthly Interest Shortfall/Excess                                                                         -45,863.24
    Recoup of Collection Expenses                                                                                       2,771.49
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    5,259,972.81

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,221,504.93
    Amount of Interest Payments Received During the Collection Period                                               1,267,368.17
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          -45,863.24

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             3,235,594.77
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               3,319,890.33
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 3,270.30
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                -87,565.86
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           3,319,890.33
    Total Ending Reserve Balance                                                                                    3,235,594.77

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,267,368.17
    Scheduled Principal Payments Received                                                                           1,135,284.04
    Principal Prepayments Received                                                                                  2,837,561.26
    Total Interest and Principal Payments Received                                                                  5,240,213.47

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    68,175.03
    minus  Reasonable Expenses                                                                                          5,323.94
    Net Liquidation Proceeds                                                                                           62,851.09
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                      62,851.09

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    5,303,064.56
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  165,994,516.70
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       69,164.38

                                                                                                                          708.33


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  165,994,516.70
    Pool Balance as of the Current Accounting Date                                                                161,779,738.26
    Age of Pool in Months                                                                                                     42

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        164,334,571.53
    Aggregate Note Balance as of Current Accounting Date                                                          160,161,940.88

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             66                1,256,960.07         0.777%
    60-89 Days Delinquent             10                 252,268.66          0.156%
    90-119 Days Delinquent            12                 305,992.66          0.189%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            9                 241,933.14          0.150%
    Cumulative Defaults               326              12,164,732.44         3.248%
    Cumulative Recoveries                               5,504,095.15         1.470%


    Current Month Realized Losses                                                                                     217,487.87
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.058%
    Preceding Realized Losses                                                                                         169,167.00
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.045%
    Second Preceding Realized Losses                                                                                  194,536.12
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.052%
    Cumulative Realized Losses                                                                                      6,660,637.29
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.778%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.43195284
                                                                                                                      0.42763334

a)                                                                                                                     69,164.38
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         305,060.83
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              55,048,571.53          4,172,630.65     50,875,940.88
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     42,147.79
                                                                                                                       39,399.67


VIIIPOOL STATISTICS

                                                                                                                           8.87%
                                                                                                                             136


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        5,178,425.35
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 5,179,133.68

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                               81,547.46




EX-4

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:               10-Jan-03
Determination Date:            14-Jan-03
Monthly Payment Date:          15-Jan-03
Collection Period Ending:      31-Dec-02

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                 17,033,822.84
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       74,675.20
    Current Monthly Interest Shortfall/Excess                                                                          -109,674.69
    Recoup of Collection Expenses                                                                                        -1,317.09
    Amount of Withdrawal, if any, from Reserve Account                                                                  781,669.70
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     17,779,175.96

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      2,787,621.70
    Amount of Interest Payments Received During the Collection Period                                                 2,897,296.39
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           -109,674.69

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 3,079,158.80
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)                    0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                   781,669.70
    Reserve Account Investment Earnings                                                                                   3,126.14
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,079,158.80
    Total Ending Reserve Balance                                                                                      2,300,615.24


IV. COLLECTIONS ON RECEIVABLES

a)                                                                                                                      2897296.39
    Interest Payments Received                                                                                          2186645.64
    Scheduled Principal Payments Received                                                                              11949880.81
    Principal Prepayments Received                                                                                     17033822.84
    Total Interest and Principal Payments Received

b)                                                                                                                        90852.36
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                       16177.16
    minus  Reasonable Expenses                                                                                             74675.2
    Net Liquidation Proceeds                                                                                                     0
    Amount Allocable to Interest                                                                                         74,675.20
    Amount Allocable to Principal

c)                                                                                                                               0
    Amount Allocable to Interest                                                                                                 0
    Amount Allocable to Principal
                                                                                                                       17108498.04

V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    378,334,007.71
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        236,458.75




VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                    378,334,007.71
    Pool Balance as of the Current Accounting Date                                                                  362,453,612.17
    Age of Pool in Months                                                                                                       14

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                          378,334,007.71
    Aggregate Note Balance as of Current Accounting Date                                                            362,453,612.17

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             86                2,181,647.10         0.602%
    60-89 Days Delinquent             35                1,344,493.60         0.371%
    90-119 Days Delinquent            24                 557,530.51          0.154%
    120+ Days Delinquent               0                    0.00             0.000%
    Defaults for Current Period       28                1,743,869.09         0.481%
    Cumulative Defaults               141               5,554,216.47         1.049%
    Cumulative Recoveries                               1,521,576.00         0.287%


    Current Month Realized Losses                                                                                     1,669,193.89
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.315%
    Preceding Realized Losses                                                                                           110,292.54
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.021%
    Second Preceding Realized Losses                                                                                    651,973.36
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.123%
    Cumulative Realized Losses                                                                                        4,032,640.47
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        0.762%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.68456288
                                                                                                                        0.66787104

a)                                                                                                                      236,458.75
                                                                                                                              0.00

b)
    Class A-1                                                                                                            57,889.92
    Class A-2                                                                                                           182,250.00
    Class A-3                                                                                                           355,500.00
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08


                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                              24,634,007.71            15,880,395.54     8,753,612.17
    Class A-2                                                              54,000,000.00                     0.00    54,000,000.00
    Class A-3                                                              90,000,000.00                     0.00    90,000,000.00
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00

c)                                                                                                                            0.00



VIIIPOOL STATISTICS

                                                                                                                             9.12%
                                                                                                                               163


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              17,779,175.96


TOTAL WIRE TO HSBC                                                                                                   17,779,175.96

Amount Due To Servicer                                                                                                        0.00
